--------------------------------------------------------------------------------
CLOSED-END
--------------------------------------------------------------------------------

The Southern
Africa Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                        Alliance Capital [LOGO](R)
                                        The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 23, 2003

Dear Shareholder:

This report provides investment results and market commentary for The Southern Africa Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment in equity and fixed-income securities of Southern African issuers.

Investment Results

The following table provides performance for the Fund and its benchmark, the Johannesburg Stock Exchange (JSE) All-Share Index, for the three-, six- and 12-month periods ended November 30, 2002.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                     ---------------------------
                                                            Total Returns
                                                     ---------------------------
                                                       3         6          12
                                                     Months    Months     Months
--------------------------------------------------------------------------------
The Southern Africa Fund (NAV)                       14.79%     -5.41%    12.54%
--------------------------------------------------------------------------------
Johannesburg Stock Exchange (JSE) All-Share Index    12.09%    -10.15%    12.36%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of November 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

      Additional investment results appear on pages 4-6.

Southern African markets, like others around the world, have recovered sharply from their October lows, during the latter part of the third quarter. The Fund marginally outperformed its benchmark, the Johannesburg Stock Exchange (JSE) All-Share Index, over the three-, six- and 12-month periods ended November 30, 2002, mainly because of its high relative exposure to the better performing financial services and industrial sectors. The Fund's performance in the early part of the year was impacted by its little exposure to gold shares. In the first quarter of this year, the gold sector accounted for much of the positive return within the region. Since the first quarter, we have managed to regain strong performance through careful stock selection.

Although improving in the most recent periods, performance continues to be affected by global equity market volatility and a general reluctance to com-


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

mit new money into stock markets. This, along with perceived regional political instability, and the concerns created by the proposed South African mining and financial services empowerment legislation, have combined to keep many investors wary and out of the region's markets. Nevertheless, in U.S. dollars, South Africa ranks as one of the better performing equity markets in the world.

Economic fundamentals within the region remain relatively robust. We continue to expect South African gross domestic product (GDP) growth of 2.6% in 2002 and just under 3% in 2003, despite the fact that exports and consumer spending seem, for now, to have peaked. Weak global demand and 400 basis points of interest rate hikes during 2002 seem to have finally had an effect on domestic consumption, which now appears to be slowing. In addition, the South African rand has strengthened by 25% versus the U.S. dollar so far this year, decreasing export competitiveness and translated earnings. Government spending and investment, however, looks likely to remain robust, providing welcome support to the domestic economy.

High and rising inflation also appears to have finally peaked. November Consumer Price Inflation (CPI) of 12.5% and Producer Price Inflation (PPI) of 13.9%, came in well below consensus levels, although still much higher than the 6% levels at the beginning of this year. If inflation trends continue below consensus levels as we expect, the South African Reserve Bank will likely reduce rates over the course of 2003. However, the bank is likely to remain cautious and move slowly for fear of re-igniting the inflation flame. Much will depend on how the currency performs and how effectively wage claims and administered rates are contained.

Regional equity markets continue to attempt to recover from the combined pressure of a major global bear market downturn, particularly in the U.S., and a still poor global growth outlook. Segments of the region's markets appear attractively valued, but in the short-term, they may have to contend with downward adjustments to profit expectations. Continued rand strength versus the U.S. dollar, a high base effect, and any slowdown in the domestic economy, will ensure this.

Portfolio Strategy

We have continued to use the mining charter-induced uncertainty to add to positions in Anglogold, Ltd. and Impala Platinum Holdings, Ltd., where share prices have declined, underperforming the market. We have also increased the Fund's portfolio positions in cyclical stocks, such as Iscor, Ltd., and Sasol, Ltd. at the expense of defensive food, tobacco and luxury goods stocks, such as Pick 'n Pay Stores, Ltd., and Remgro, Ltd. In the third quarter, we exited the Fund's position from its oil holding in Energy Africa, which was subject to an unsuccessful bid by majority shareholder Malaysia's Petronas, and resulted in the stock's liquidity diminishing even further. (A prospect we were not comfortable with.) In addition, we have


--------------------------------------------------------------------------------
2 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

added to domestic cyclical stocks, such as mobile phone operator MTN Group, Ltd., banking group First Rand, Ltd., South African Breweries and insurer Old Mutual Plc., all of whom we expect to benefit from a declining interest rate environment during 2003.

Overall, we continue to remain committed to investing in companies that we believe will exhibit long-term earnings growth, and in sectors of the economy that we believe will thrive in the Southern Africa region.

The Fund's Board of Directors is mindful of the need to monitor the Fund's expenses with a view to appropriate reductions from time to time. In that regard, we note recent reductions achieved in advisory and administration fee levels as a result of the resignation of the Fund's sub-advisor and the renegotiation of the Fund's administration agreement. The details of these reductions are discussed in the notes to the financial statements.

Thank you for your continued interest and investment in The Southern Africa Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Gregory D. Eckersley

Gregory D. Eckersley
Portfolio Manager

Gregory D. Eckersley, Portfolio Manager, has over 15 years of investment experience.

[PHOTO]  Dave H. Williams


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
3/31/94*-11/30/02

The Southern Africa Fund (NAV):                    $20,787
Johannesburg Stock Exchange (JSE) All-Share Index: $10,321

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN GRAPH IN THE PRINTED MATERIAL.]

                          The Southern       Johannesburg Stock Exchange
                        Africa Fund (NAV)      (JSE) All-Share Index
-------------------------------------------------------------------------------
      3/31/94*              $ 10,000                 $ 10,000
     11/30/94               $ 14,743                 $ 13,752
     11/30/95               $ 18,855                 $ 16,366
     11/30/96               $ 18,980                 $ 14,649
     11/30/97               $ 21,073                 $ 13,059
     11/30/98               $ 16,921                 $  9,880
     11/30/99               $ 24,223                 $ 12,233
     11/30/00               $ 21,289                 $ 10,083
     11/30/01               $ 18,471                 $  9,185
     11/30/02               $ 20,787                 $ 10,321

This chart illustrates the total value of an assumed $10,000 investment in The Southern Africa Fund at net asset value (NAV) (from 3/31/94* to 11/30/02) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars.

When comparing The Southern Africa Fund to the index shown above, you should note that no expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Southern Africa Fund.


*     Closest month-end after Fund's inception date of 3/7/94.


--------------------------------------------------------------------------------
4 o THE SOUTHERN AFRICA FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                               [BAR CHART OMITTED]

           The Southern Africa Fund (NAV)--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                                                Johannesburg
                           The Southern Africa              Stock Exchange (JSE)
                                Fund (NAV)                     All-Share Index
--------------------------------------------------------------------------------
11/30/94*                         30.07%                           37.52%
11/30/95                          27.89%                           19.01%
11/30/96                           0.66%                          -10.49%
11/30/97                          11.03%                          -10.86%
11/30/98                         -19.70%                          -24.34%
11/30/99                          43.15%                           23.82%
11/30/00                         -12.11%                          -17.58%
11/30/01                         -13.23%                           -8.90%
11/30/02                          12.54%                           12.36%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

* The Fund's return for the period ended 11/30/94 is from the Fund's inception date of 3/7/94 through 11/30/94. The benchmark's return for the period ended 11/30/94 is from 2/28/94 through 11/30/94.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATE                  PORTFOLIO STATISTICS

3/7/94                          Net Assets ($mil): $53.9

COUNTRY BREAKDOWN

88.1% South Africa
 4.0% Botswana
 1.6% Mauritius                                 [PIE CHART OMITTED]
 1.3% Kenya
 1.0% Zambia
 0.8% Zimbabwe
 0.4% Namibia

 2.8% Short-Term

SECTOR BREAKDOWN

34.3% Basic Industry
19.9% Finance
14.8% Consumer Services
12.2% Consumer Staples                          [PIE CHART OMITTED]
 8.0% Multi-Industry Companies
 5.4% Utility
 2.2% Consumer Manufacturing
 0.4% Technology

 2.8% Short-Term

All data as of November 30, 2002. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                    Percent of
Company                                        U.S. $ Value         Net Assets

Anglo American Plc.                            $ 6,753,662               12.6%
--------------------------------------------------------------------------------
ABSA Group, Ltd.                                 3,780,252                7.0
--------------------------------------------------------------------------------
BHP Billiton Plc.                                3,354,616                6.2
--------------------------------------------------------------------------------
SABMiller Plc.                                   2,926,388                5.4
--------------------------------------------------------------------------------
Sasol, Ltd.                                      2,916,165                5.4
--------------------------------------------------------------------------------
MTN Group, Ltd.                                  2,882,891                5.4
--------------------------------------------------------------------------------
Standard Bank Investment Corp., Ltd.             2,589,009                4.8
--------------------------------------------------------------------------------
Compagnie Financiere Richemont AG                2,420,639                4.5
--------------------------------------------------------------------------------
Remgro, Ltd.                                     1,853,057                3.4
--------------------------------------------------------------------------------
Old Mutual Plc.                                  1,724,931                3.2
--------------------------------------------------------------------------------
                                               $31,201,610               57.9%


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-96.2%

Botswana-3.9%
Consumer Staples-3.2%
Beverages-3.2%
Sechaba Breweries, Ltd. ..........................   1,158,000      $  1,724,883
                                                                    ------------

Finance-0.7%
Banking-0.7%
Barclays Bank of Botswana.........................     157,000           387,953
                                                                    ------------

Total Botswanan Securities
   (cost $1,267,847)..............................                     2,112,836
                                                                    ------------
Kenya-1.3%
Consumer Staples-1.2%
Beverages-1.2%
East African Breweries, Ltd. .....................     512,545           654,887
                                                                    ------------

Technology-0.1%
Internet-0.1%
African Lakes Corp., Plc.(a)......................   1,366,485            53,156
                                                                    ------------

Total Kenyan Securities
   (cost $1,500,578)..............................                       708,043
                                                                    ------------
Mauritius-1.6%
Consumer Services-0.7%
Entertainment-0.4%
Rogers and Company, Ltd. .........................      83,679           217,826
                                                                    ------------

Restaurants & Lodging-0.3%
New Mauritius Hotels, Ltd. .......................     167,358           184,445
                                                                    ------------
                                                                         402,271
                                                                    ------------
Consumer Staples-0.3%
Beverages-0.3%
Mauritius Breweries, Ltd. ........................     102,122           151,906
                                                                    ------------

Finance-0.6%
Banking-0.6%
Mauritius Commercial Bank.........................     100,000           311,021
                                                                    ------------

Total Mauritian Securities
   (cost $1,154,737)..............................                       865,198
                                                                    ------------

Namibia-0.4%
Basic Industry-0.0%
Mining & Metals-0.0%
Namibian Minerals Corp.(a)........................     130,000             9,543
                                                                    ------------


--------------------------------------------------------------------------------
8 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Consumer Staples-0.4%
Beverages-0.4%
Namibia Breweries, Ltd. ..........................   1,000,000      $    198,554
                                                                    ------------

Total Namibian Securities
   (cost $1,071,883)..............................                       208,097
                                                                    ------------

South Africa-87.2%
Basic Industries-33.9%
Chemicals-5.4%
Sasol, Ltd. ......................................     250,200         2,916,165
                                                                    ------------

Gold-5.0%
AngloGold, Ltd. ..................................      19,900         1,045,786
Gold Fields, Ltd. ................................     152,800         1,640,617
                                                                    ------------
                                                                       2,686,403
                                                                    ------------

Mining & Metals-23.5%
Anglo American Plc. ..............................     483,291         6,753,662
BHP Billiton Plc. ................................     636,251         3,354,616
Impala Platinum Holdings, Ltd. ...................      27,700         1,691,831
Iscor, Ltd. ......................................     385,200           872,904
                                                                    ------------
                                                                      12,673,013
                                                                    ------------
                                                                      18,275,581
                                                                    ------------

Consumer Manufacturing-2.2%
Miscellaneous-2.2%
Steinhoff International Holdings, Ltd. ...........   1,529,281         1,163,422
                                                                    ------------

Consumer Services-13.8%
Broadcasting & Cable-2.1%
MIH Holdings, Ltd.(a).............................     970,533         1,115,374
                                                                    ------------

Cellular Communications-2.4%
Venfin, Ltd.(a)...................................     631,400         1,301,364
                                                                    ------------

Retail-General Merchandise-9.3%
Compagnie Financiere Richemont AG.................   1,281,100         2,420,639
Massmart Holdings, Ltd. ..........................     743,300         1,467,831
Pick 'n Pay Stores, Ltd. .........................     715,229         1,107,536
                                                                    ------------
                                                                       4,996,006
                                                                    ------------
                                                                       7,412,744
                                                                    ------------

Consumer Staples-5.4%
Beverages-5.4%
SABMiller Plc. ...................................     421,100         2,926,388
                                                                    ------------


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Finance-18.4%
Banking-11.8%
ABSA Group, Ltd. .................................     973,100      $  3,780,252
Standard Bank Investment Corp., Ltd. .............     747,425         2,589,009
                                                                    ------------
                                                                       6,369,261
                                                                    ------------

Insurance-6.2%
Liberty Group, Ltd. ..............................     249,500         1,615,410
Old Mutual Plc. ..................................   1,170,200         1,724,931
                                                                    ------------
                                                                       3,340,341
                                                                    ------------

Miscellaneous-0.4%
FirstRand, Ltd. ..................................     276,100           232,392
                                                                    ------------
                                                                       9,941,994
                                                                    ------------

Multi-Industry-7.9%
Anglovaal Industries, Ltd. .......................     877,500         1,420,363
Barloworld, Ltd. .................................     144,100           979,637
Remgro, Ltd. .....................................     259,400         1,853,057
                                                                    ------------
                                                                       4,253,057
                                                                    ------------
Technology-0.3%
Computer Services-0.3%
AST Group, Ltd.(a)................................   4,724,700           137,657
                                                                    ------------

Utility-5.3%
Telephone-5.3%
MTN Group, Ltd.(a)................................   1,961,509         2,882,891
                                                                    ------------

Total South African Securities
   (cost $44,036,061).............................                    46,993,734
                                                                    ------------

Zambia-1.0%
Consumer Staples-1.0%
Beverages-0.2%
National Breweries, Ltd. .........................   2,000,000            79,247
                                                                    ------------

Tobacco-0.8%
British American Tobacco-(Zambia) Plc. ...........  16,079,032           445,976
                                                                    ------------

Total Zambian Securities
   (cost $896,168) ...............................                       525,223
                                                                    ------------

Zimbabwe-0.8%
Consumer Services-0.1%
Broadcasting & Cable-0.1%
Econet Wireless Holdings, Ltd.(a).................  13,500,000            54,750
                                                                    ------------

Entertainment-0.0%
Zimbabwe Sun, Ltd. ...............................   1,554,662            10,364
                                                                    ------------


--------------------------------------------------------------------------------
10 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

Retail - General Merchandise-0.0%
Pelhams, Ltd.(a)..................................   1,095,068      $      7,909
                                                                    ------------
                                                                          73,023
                                                                    ------------

Consumer Staples-0.7%
Beverages-0.6%
Delta Corp., Ltd. ................................   4,015,139           316,750
                                                                    ------------

Food-0.1%
OK Zimbabwe, Ltd. ................................  13,359,170            28,574
                                                                    ------------
                                                                         345,324
                                                                    ------------

Total Zimbabwean Securities
   (cost $2,084,581)..............................                       418,347
                                                                    ------------

Total Common Stocks
   (cost $52,011,855).............................                    51,831,478
                                                                    ------------

SHORT-TERM INVESTMENT-2.8%
Time Deposit-2.8%
ING
   1.34%, 12/02/02
   (cost $1,500,000)..............................      $1,500         1,500,000
                                                                    ------------

Total Investments-99.0%
   (cost $53,511,855).............................                    53,331,478
Other assets less liabilities-1.0% ...............                       520,938
                                                                    ------------

Net Assets-100%...................................                  $ 53,852,416
                                                                    ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $53,511,855) .......     $ 53,331,478
Cash .........................................................           94,173
Foreign cash, at value (cost $792,691) .......................          790,371
Dividends and interest receivable ............................          128,432
                                                                   ------------
Total assets .................................................       54,344,454
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................          130,088
Audit and legal fees payable .................................          118,406
Management fee payable .......................................           99,397
Administrative fee payable ...................................            6,451
Accrued expenses .............................................          137,696
                                                                   ------------
Total liabilities ............................................          492,038
                                                                   ------------
Net assets ...................................................     $ 53,852,416
                                                                   ============
Composition of Net Assets
Common stock, at par .........................................     $     43,371
Additional paid-in capital ...................................       57,855,550
Undistributed net investment income ..........................          102,098
Accumulated net realized loss on investment and
   foreign currency transactions .............................       (3,968,310)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............         (180,293)
                                                                   ------------
                                                                   $ 53,852,416
                                                                   ============
Net Asset Value Per Share
   (based on 4,337,126 shares outstanding)....................           $12.42
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE SOUTHERN AFRICA FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends (net of foreign taxes
   withheld of $63,833) ........................    $ 1,766,600
Interest .......................................         50,990     $ 1,817,590
                                                    -----------
Expenses
Management fee .................................        398,748
Sub-advisory fee ...............................         61,986
Directors' fees and expenses(a) ................        218,387
Legal ..........................................        172,184
Custodian ......................................        170,329
Printing .......................................        118,760
Administrative fee .............................        114,953
Audit ..........................................         59,214
Registration ...................................         23,750
Transfer agency ................................         18,334
Miscellaneous ..................................         23,617
                                                    -----------
Total expenses .................................                      1,380,262
                                                                    -----------
Net investment income ..........................                        437,328
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions .....................                     (1,686,905)
   Foreign currency transactions ...............                        222,109
Net change in unrealized
   appreciation/depreciation of:
   Investments .................................                      6,843,976
   Foreign currency denominated
   assets and liabilities ......................                         31,903
                                                                    -----------
Net gain on investment and foreign
   currency transactions .......................                      5,411,083
                                                                    -----------
Net Increase in Net Assets
   from Operations .............................                    $ 5,848,411
                                                                    ===========

(a)   Directors' fees and expenses are paid to disinterested Directors only.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended      Year Ended
                                                   November 30,    November 30,
                                                       2002            2001
                                                   ------------    ------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ..........................   $    437,328    $    639,957
Net realized loss on investment
   and foreign currency transactions ...........     (1,464,796)     (2,111,589)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated
   assets and liabilities ......................      6,875,879      (6,516,436)
                                                   ------------    ------------
Net increase (decrease) in net assets
   from operations .............................      5,848,411      (7,988,068)
Dividends and Distributions to
Shareholders from
Net investment income ..........................       (542,142)     (1,346,792)
Net realized gain on investment transactions ...             -0-     (5,907,622)
Common Stock Transactions
Tender offer (resulting in the redemption
   of 228,270 shares of its common stock,
   for November 30, 2001) ......................             -0-     (3,271,109)
Tender offer costs .............................             -0-       (120,881)
                                                   ------------    ------------
Total increase (decrease) ......................      5,306,269     (18,634,472)
Net Assets
Beginning of period ............................     48,546,147      67,180,619
                                                   ------------    ------------
End of period (includes undistributed
   net investment income of $102,098
   at November 30, 2002) .......................   $ 53,852,416    $ 48,546,147
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of asset and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and for-


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

eign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and tax character of gains/losses on disposition of passive foreign investment companies, resulted in a net increase in undistributed net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Management, Sub-Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the Investment Management Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.

Under the terms of the Fund's former Sub-Advisory Agreement, the Fund


--------------------------------------------------------------------------------
16 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

retained Sanlam Investment Management (pty.) Ltd. (Sanlam) as the sub-advisor to the Fund. Sanlam was paid a fee calculated and paid quarterly equal to an annualized rate of .30 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or (ii) 90% of the Fund's average weekly net assets during the quarter. Effective May 24, 2002, Sanlam resigned as sub-advisor to the Fund. Currently, the Investment Manager provides the services formerly provided by Sanlam.

Prior to June 14, 2002, under the terms of the Administrative Agreement, the Fund paid Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets subject to an annual minimum fee of $150,000. Effective June 14, 2002, the Administrative Agreement was amended and the Fund currently pays the Administrator .15 of 1% of the Fund's average weekly net assets. The Fund is no longer subject to an annual minimum fee. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquires for the Fund. The Fund reimbursed AGIS $155 for the year ended November 30, 2002.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities), aggregated $29,286,101 and $28,743,448, respectively, for the year ended November 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $54,544,953. Accordingly, gross unrealized appreciation of investments was $7,561,417 and gross unrealized depreciation of investments was $8,774,892 resulting in net unrealized depreciation of $1,213,475 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting pur-


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

poses as unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At November 30, 2002, the Fund had no outstanding forward exchange currency contracts.

NOTE D

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                     2002           2001
                                                 ============   ============
Distributions paid from:
   Ordinary income ............................  $    542,142   $  1,360,031
   Long term capital gains ....................            -0-     5,894,383
                                                 ------------   ------------
Total taxable distributions ...................       542,142      7,254,414
                                                 ------------   ------------
Total distributions paid ......................  $    542,142   $  7,254,414
                                                 ============   ============

As of November 30, 2002, the components
of accumulated earnings/(deficit) on a
tax basis were as follows:

Undistributed ordinary income ...............................   $    932,414
Accumulated capital and other losses ........................     (3,765,528)(a)
Unrealized appreciation/(depreciation) ......................     (1,213,391)(b)
                                                                ------------
Total accumulated earnings/(deficit) ........................   $ (4,046,505)
                                                                ------------

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $3,765,528, of which $1,920,066 expires in the year 2009 and $1,845,462 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.


--------------------------------------------------------------------------------
18 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized. At November 30, 2002, 4,337,126 shares of common stock were outstanding.

On June 18, 2001, the Fund purchased and retired 228,270 shares of its outstanding common stock for $14.33 per share pursuant to a tender offer. The Fund incurred tender costs of $120,881 which were charged to additional paid-in capital. The tender offer was pursuant to a former policy of the Board of Directors adopted at the time of the initial public offering of the Fund's shares.

NOTE F

Concentration of Risk

Investment in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                      Year Ended November 30,
                                  ---------------------------------------------------------------
                                    2002          2001          2000          1999          1998
                                  ---------------------------------------------------------------
Net asset value, beginning
  of period ...................   $ 11.19       $ 14.72       $ 16.80       $ 12.20       $ 19.01
                                  ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income .........       .10(a)        .14(a)        .11(a)        .08(a)        .16
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................      1.26         (2.08)        (2.14)         4.90         (3.96)
                                  ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      1.36         (1.94)        (2.03)         4.98         (3.80)
                                  ---------------------------------------------------------------
Less: Dividends
  and Distributions
Dividends from net
  investment income ...........      (.13)         (.30)         (.05)         (.05)         (.15)
Distributions in excess of
  net investment income .......        -0-           -0-           -0-           -0-         (.27)
Distributions from net
  realized gain on investment
  transactions ................        -0-        (1.29)           -0-           -0-        (2.59)
Distributions in excess of
  net realized gain on
  investment transactions .....        -0-           -0-           -0-         (.30)           -0-
Tax return of capital .........        -0-           -0-           -0-         (.03)           -0-
                                  ---------------------------------------------------------------
Total dividends and
  distributions ...............      (.13)        (1.59)         (.05)         (.38)        (3.01)
                                  ---------------------------------------------------------------
Net asset value, end of
  period ......................   $ 12.42       $ 11.19       $ 14.72       $ 16.80       $ 12.20
                                  ===============================================================
Market value, end of period ...   $ 10.15       $  9.00       $ 11.25       $ 13.31       $ 10.06
                                  ===============================================================
Total Return
Total investment return
  based on:(b)
Market value ..................     14.35%        (6.87)%      (15.24)%       37.53%       (18.11)%
Net asset value ...............     12.54%       (13.23)%      (12.11)%       43.15%       (19.70)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $53,852       $48,546       $67,181       $80,759       $73,277
Ratio to average net assets of:
  Expenses ....................      2.80%         2.39%         1.93%         2.39%         2.10%
  Net investment income .......       .89%         1.07%          .60%          .57%          .95%
Portfolio turnover rate .......        60%           45%           47%           55%           86%

See footnote summary on page 21.


--------------------------------------------------------------------------------
20 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 21

------------------------------------------------
REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

To the Shareholders and
Board of Directors of
The Southern Africa Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Southern Africa Fund, Inc., including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Southern Africa Fund, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 13, 2003

TAX INFORMATION
(unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2002 is $83,971. The foreign source of income for information reporting purposes is $1,868,974.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2003.


--------------------------------------------------------------------------------
22 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. The Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 23

----------------------
ADDITIONAL INFORMATION
----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at The Bank of New York, 101 Barclay Street, New York, New York 10286.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) there has been a change in the person primarily responsible for the day-to-day management of the Fund's portfolio to Gregory D. Eckersley, a Vice President of the Fund.


--------------------------------------------------------------------------------
24 o THE SOUTHERN AFRICA FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 25

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
26 o THE SOUTHERN AFRICA FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Norman S. Bergel
John D. Carifa
T.N. Chapman(1)
Prof. Dennis Davis(1)
David D.T. Hatendi(1)
Dr. Willem de Klerk(1)
Wendy N. Luhabe
Sam N. Montsi(1)
Frank Savage
Gloria T. Serobe(1)
Gerrit Smit
Dr. Reba W. Williams
Peter G.A. Wrighton(1)

OFFICERS

Russell Brody, Vice President
Gregory D. Eckersley, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-8095

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY10036

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 27

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                             PORTFOLIOS
                                                                               IN FUND          OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                         COMPLEX       DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                     OVERSEEN BY       HELD BY
 (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                   DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Dave H. Williams**, 70          He is Chairman Emeritus and member of             2           None
1345 Avenue of the Americas     the Board of Directors of Alliance Capital
New York, NY 10105              Management Corporation ("ACMC"), and
(9)                             Managing Partner of European Accession
                                Ventures LLC, a privately-owned asset
                                management company.

John D. Carifa**, 57            President, Chief Operating Officer               114          None
1345 Avenue of the              and a Director of ACMC, with which
Americas, New York              he has been associated since prior
NY 10105                        to 1998.
(1)

Wendy Luhabe**, 45              She is a Social Entrepreneur in various           1           Industrial
Alliance Capital                Entrepreneur in various fields. Non-                          Development
Management (Pty.) Ltd.,         Executive Chairman of Alliance                                Corporation,
Ground Floor, Block C,          Capital South Africa, Industrial                              Vodacom, Telkom,
St. Andrews Office Park,        Development Corporation, Vodacom;                             Cycad Financial
Meadowbrook Lane,               Director of Telkom, Cycad Financial                           Services and
Epsom Downs, 2152,              Services and Proseperitas Venture                             Proseperitas
Johannesburg, South Africa      Capital Fund.                                                 Venture Capital
(5)                                                                                           Fund.

Frank Savage**, 64              He is Chief Executive Officer of Savage           1           Lockheed Martin
1414 Avenue of the Americas     Holdings LLC; a Director of ACMC,                             Corporation and
New York, NY 10019              Lockheed Martin Corporation and                               QUALCOMM Inc
(9)                             QUALCOMM Inc.  He was formerly
                                Chairman of Alliance Capital Management
                                International, a division of ACMC.

Reba W. Williams**, 66          She is Managing Partner of European               2           None
1345 Avenue of the              Accession Ventures LLC, a privately-
Americas, New York              owned asset management company; formerly
NY 10105                        Director of Special Projects and member of
(9)                             the Board of Directors, ACMC; art historian
                                and writer; formerly a Vice President and
                                security analyst for Mitchell Hutchins, Inc.
                                and analyst for McKinsey & Company, Inc.


--------------------------------------------------------------------------------
28 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                             PORTFOLIOS
                                                                               IN FUND          OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                         COMPLEX       DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                     OVERSEEN BY       HELD BY
 (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                   DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

Norman Bergel +, 52             He is an international consultant. He was         2           None
Goedeverwachting, Sir           formerly Director of BBV-Privanza, Deputy
Lowry's Pass Road, Sir          Chairman of Alliance Capital Management
Lowry's Village,                (Pty.) Ltd., Deputy Chairman of Alliance
Somerset West, 7129             MBCA, Senior Vice President of ACMC,
Western Cape, Republic          Director of Alliance Capital Ltd. ("ACL"),
of South Africa                 Managing Director of Alliance Capital
(1)                             Management International and Managing
                                Director of White Williams Private Equity
                                Partners GmbH.

Thomas Neal Chapman             He was formerly Chairman of Airports               1          None
#+, 68                          Co. South Africa Limited, Director of
169 Kidbrooke Place,            Oceana Fishing Group Limited; Chairman
Hermanus, South Africa          and Chief Executive of The Southern Life
(9)                             Association Limited, and Chairman of First
                                National Bank of South Africa Limited.

Prof. Dennis Davis #+, 51       He is a Judge of the High Court of South           1          None
University of Capetown          Africa and Professor of Law at the
Rondebasch 7700,                University of Cape Town; formerly Director
South Africa                    of the Centre for Applied Legal Studies
(9)                             University of the Witwatersrand.

David D.T. Hatendi #+, 49       He is Managing Director of Merchant                1          Old Mutual
Bank of Central Africa,         Bank of Central Africa Limited and a
Old Mutual Centre, 14th         Director of Old Mutual (Zimbabwe).
Fl., Jason Moyo and 3rd
St., Harare, Zimbabwe
(9)

Dr. Willem de Klerk #+ 73       He is Emeritus Professor of Journalism             1          None
13 Denbigh Street               and Political Communications; and
Parkwood, Johannesburg          an independent political consultant.
2193 South Africa
(9)


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 29

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                             PORTFOLIOS
                                                                               IN FUND          OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                         COMPLEX       DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                     OVERSEEN BY       HELD BY
 (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                   DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Sam N. Montsi #+, 58            Founder and Executive Chairman                    1         Director of
9 Glastonbury Drive             of Siphumelele Investments Limited                          Independent
Bishopscourt 7700               (a Black Economic Empowerment Company);                     Newspaper
Cape Town, South Africa         Chairman of Vikela-Marsh (Pty) Ltd., a                      Holdings Limited,
(5)                             joint venture between Montsi and Marsh SA                   Sasol Limited,
                                focusing on risk management and short-term                  Fabcos Investment
                                insurance; Director of Independent Newspaper                Holding Limited,
                                Holdings Limited, Sasol Limited, Fabcos                     Buysiness and Arts
                                Investment Holding Limited, Buysiness                       South Africa,
                                and Arts South Africa, Surmon Fishing                       Surmon Fishing
                                (Pty) Ltd., Diva Nutritional Products (Pty)                 (Pty) Ltd., Diva
                                Ltd., Farocean Marine (Pty) Ltd. and Fdics                  Nutritional
                                Group (Pty) Ltd. He was formerly Chief                      Products (Pty) Ltd.,
                                Executive of Montsi Investments.                            Farocean Marine
                                                                                            (Pty) Ltd. and Fdics
                                                                                            Group (Pty) Ltd.

Gloria T. Serobe #+, 43         She is Chief Executive Officer of Wipcapital       1        Wipcapital
61 Central Street               (Pty) Ltd.; Chairman of Metropolitan                        (Pty) Ltd.,
Houghton Postnet Suite          Life, Chairman of New Africa Capital;                       Chairman of
169 Houghton                    Non-executive Director of: Export Credit                    Metropolitan
2041 South Africa               Insurance Corporation, New Africa                           Life, Chairman
(3)                             Investments Limited, The Johannesburg                       of New Africa
                                Stock Exchange, The Financial Markets                       Capital, Export
                                Advisory Board, UTC Graduate School of                      Credit Insurance
                                Business, Women Investment Holdings Limited,                Corporation,
                                Wipcapital (Pty) Ltd. Formerly Executive                    New Africa
                                Director-Finance, Transnet Limited.                         Investments
                                                                                            Limited, The
                                                                                            Johannesburg
                                                                                            Stock Exchange,
                                                                                            The Financial
                                                                                            Markets Advisory
                                                                                            Board, UTC
                                                                                            Graduate School
                                                                                            of Business,
                                                                                            Women Investment
                                                                                            Portfolio Holdings
                                                                                            Limited

Gerrit Smit, 51,                He was formerly Head of Balanced Portfolios        1        None
3 Montrose,                     and Investment Process, Sanlam Investment
5 Montrose Street,              Management (Pty) Ltd. ("Sanlam"); Chief
Newlands 7700                   Investment Strategist for Sanlam; Director of
South Africa                    Sanlam International Asset Management.
(2)


--------------------------------------------------------------------------------
30 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                             PORTFOLIOS
                                                                               IN FUND          OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                         COMPLEX       DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                     OVERSEEN BY       HELD BY
 (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                   DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Peter Wrighton #+, 68           He is Chairman, businessman and                   1         Molapong
P.O. Box 415, Verdun            Vigneron of Elephant Pass Wine Co.                          Investments
Road, Franschhoek               (Pty) Ltd.; Dewdale Farms (Pty) Ltd.                        (Pty) Ltd. and
7690, Republic of               and Africa Resources Ltd.  He is a                          Dewdale
South Africa                    Director of Molapong Investments (Pty)                      Trout Farm
(9)                             Ltd. and Dewdale Trout Farm and Fly                         and Fly Fishery
                                Fishery (Pty) Ltd. He was formerly                          (Pty) Ltd
                                Director of First National Bank Ltd.;
                                Chairman and Chief Executive Director
                                of Premier Group Ltd., Liberty Life
                                Association of S.A. Ltd.


*     There is no stated term of office for the Fund's Directors.

** "Interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 31

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                Principal Position(s)       Principal Occupation
Name, Address* and Age          Held with Fund              During Past 5 Years
-----------------------------------------------------------------------------------------------------
Dave H. Williams, 70            Chairman and                See biography above.
                                President

Russell Brody, 36               Vice President              Vice President of ACMC**, with which he
                                                            has been associated since prior to 1998.

Gregory D. Eckersley, 38        Vice President              Portfolio Manager for the Southern
                                                            African region; prior thereto, he was a
                                                            Vice President of ACMC and co-Manager of
                                                            the Emerging Europe Fund since to 1998.

Edmund P. Bergan, Jr., 52       Secretary                   Senior Vice President and the General
                                                            Counsel of Alliance Fund Distributors,
                                                            Inc. ("AFD")** and Alliance Global
                                                            Investor Services, Inc. ("AGIS")**, with
                                                            which he has been associated since prior
                                                            to 1998.

Mark D. Gersten, 52             Treasurer and Chief         Senior Vice President of AGIS** and a
                                Financial Officer           Vice President of AFD**, with which he
                                                            has been associated since prior to 1998.

Vincent S. Noto, 38             Controller and Chief        Vice President of AGIS**, with which he
                                Accounting Officer          has been associated since prior to 1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
32 o THE SOUTHERN AFRICA FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 33

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-8224. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


--------------------------------------------------------------------------------
34 o THE SOUTHERN AFRICA FUND

NOTES


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o THE SOUTHERN AFRICA FUND

The Southern Africa Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFAR1102